UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    September 17, 2009
                                                  ------------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey                (08540
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       (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     The Company's subsidiary, AMREP Southwest Inc. ("AMREP Southwest"), has accepted the commitment of the lender under AMREP Southwest's revolving credit facility to extend the facility until December 17, 2009. During the extension period the outstanding amount under the facility may not exceed $24,000,000, which is the amount presently outstanding, and AMREP Southwest may pay management fees to the Company of up to $87,500 per month. Otherwise, the significant terms of the extension are as previously reported in note 7 to the Company's financial statements set forth in Item 1 of Part I of the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2009 filed on September 9, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMREP CORPORATION
                                                -----------------
                                                   (Registrant)

                                                By:  /s/  Peter M Pizza
                                                     ----------------------
                                                     Peter M. Pizza
                                                     Vice President and
                                                     Chief Financial Officer

Date:  September 18, 2009